                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                                May 18, 2007

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                               Date of Report

                     (Date of earliest event reported)

                          LKA INTERNATIONAL, INC.

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            (Exact Name of Registrant as Specified in its Charter)

         Delaware                000-17106                 91-1428250

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     (State or other       (Commission File No.)     (IRS Employer I.D. No.)

      Jurisdiction)

                            3724 47th Street Ct. N.W.

                         Gig Harbor, Washington  98335

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                   (Address of Principal Executive Offices)

                                (253) 851-7486

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                         Registrant's Telephone Number

                                       N/A

        (Former Name or Former Address if changed Since Last Report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act

         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

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     We announced today that we have obtained a copy of a complaint filed by Barrick GoldStrike Mines, Inc., against Au Mining, the former operator of the Company's Golden Wonder Mine.  The complaint alleges that Au Mining “salted” Golden Wonder mine assay samples to indicate considerably higher gold content than was actually contained in the ore that it delivered to Au Mining in May/June, 2006.  Based on Barrick’s sampling protocol and the fact that the grade of ore in the contested shipment, while high, was not inconsistent with ore grades produced from the Golden Wonder and shipped to various processors over a period of nine years, LKA believes that it is hightly unlikely that Au Mining could have carried out such a scheme.  However, if Barrick is able to substantiate its allegations, it could call into question the grade of the gold in the Golden Wonder mine.  See the Press Release attached as Exhibit 99.

Item 9.01  Financial Statements and Exhibits.

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         (a) Financial statements of businesses acquired.

             None.

         (b) Pro forma financial information.

             None.

         (c) Exhibits.

Description of Exhibit                       Exhibit Number

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Press Release                                      99

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of

1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LKA INTERNATIONAL, INC.

Date: 05/18/07                          /s/ Kye A. Abraham

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                                        Kye A. Abraham, President